EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
(ASA) AG.DE SEGUROS DE ARGENTARIA, S.A.	SPAIN	SERVICES	100.00	—	100.00	1,368	7,600	5,375	1,949	276
ADMINISTRAD. DE FONDOS PARA EL RETIRO-BANCOMER, S.A DE C.V.	MEXICO	PENSIONS	17.50	82.50	100.00	358,061	203,769	46,748	105,890	51,131
ADMINISTRADORA DE FONDOS DE PENSIONS PROVIDA(AFP PROVIDA)	CHILE	PENSIONS	12.70	51.62	64.32	204,805	410,196	117,337	226,639	66,220
AFP GENESIS ADMINISTRADORA DE FONDOS, S.A.	ECUADOR	PENSIONS	—	100.00	100.00	1,928	3,436	1,508	616	1,312
AFP HORIZONTE, S.A.	PERU	PENSIONS	24.85	75.15	100.00	26,618	41,789	16,030	15,678	10,081
AFP PREVISION BBV-ADM.DE FONDOS DE PENSIONES S.A.	BOLIVIA	PENSIONS	75.00	5.00	80.00	2,063	9,166	3,425	2,645	3,096
ALMACENADORA FINANCIERA PROVINCIAL	VENEZUELA	SERVICES	—	100.00	100.00	1,197	1,463	267	877	319
ALMACENES GENERALES DE DEPOSITO, S.A.E. DE	SPAIN	PORTFOLIO	83.90	16.10	100.00	12,649	100,377	3,037	94,312	3,028
ALTITUDE INVESTMENTS LIMITED	UNITED KINGDOM	FINANCIAL SERV.	51.00	—	51.00	225	1,971	1,246	721	4
ALTURA MARKETS, A.V., S.A.	SPAIN	SECURITIES	50.00	—	50.00	5,000	787,877	764,434	12,041	11,402
ANIDA DESARROLLOS INMOBILIARIOS, S.L.	SPAIN	REAL ESTATE	—	100.00	100.00	112,477	329,735	111,694	167,426	50,615
ANIDA GRUPO INMOBILIARIO, S.L.	SPAIN	PORTFOLIO	100.00	—	100.00	198,357	509,943	62,396	410,625	36,922
ANIDA INMOBILIARIA, S.A. DE C.V.	MEXICO	PORTFOLIO	—	100.00	100.00	55,199	52,615	23	53,994	(1,402)
ANIDA PROYECTOS INMOBILIARIOS, S.A. DE C.V.	MEXICO	REAL EST.INSTR.	—	100.00	100.00	51,990	52,457	467	53,029	(1,039)
ANIDA SERVICIOS INMOBILIARIOS, S.A. DE C.V.	MEXICO	REAL EST.INSTR.	—	100.00	100.00	451	1,587	1,157	833	(403)
APLICA SOLUCIONES ARGENTINAS, S.A.	ARGENTINA	SERVICES	—	100.00	100.00	1,209	1,232	61	1,232	(61)
APLICA TECNOLOGIA AVANZADA	MEXICO	SERVICES	100.00	—	100.00	4	47,725	46,160	581	984
APOYO MERCANTIL S.A. DE C.V.	MEXICO	REAL EST.INSTR.	—	100.00	100.00	2,070	11,721	9,651	1,826	244
ARAGON CAPITAL, S.L.	SPAIN	PORTFOLIO	99.90	0.10	100.00	37,925	30,948	—	29,191	1,757
ARGENTARIA SERVICIOS, S.A.	CHILE	SERVICES	100.00	—	100.00	676	1,360	7	1,249	104
ASERLOCAL, S.A.	SPAIN	SERVICES	—	100.00	100.00	32	32	—	43	(11)
ASSUREX, S.A.	ARGENTINA	INSURANCE	87.50	12.50	100.00	68	458	392	62	4
ATUEL FIDEICOMISOS, S.A.	ARGENTINA	SERVICES	—	100.00	100.00	4,954	5,117	163	3,241	1,713
AUTOMERCANTIL-COMERCIO E ALUGER DE VEICULOS AUTOM., LDA.	PORTUGAL	FINANCIAL SERV.	—	100.00	100.00	17,217	67,403	57,489	9,711	203
BAHIA SUR RESORT, S.C.	SPAIN	REAL ESTATE	99.95	—	99.95	1,436	1,438	15	1,423	—
BANCO BILBAO VIZCAYA ARGENTARIA (PANAMA), S.A.	PANAMA	BANKING	54.12	44.81	98.93	19,464	852,708	722,400	106,770	23,538
BANCO BILBAO VIZCAYA ARGENTARIA (PORTUGAL), S.A.	PORTUGAL	BANKING	9.52	90.48	100.00	278,916	5,285,506	5,052,258	264,100	(30,852)
BANCO BILBAO VIZCAYA ARGENTARIA CHILE, S.A.	CHILE	BANKING	60.92	6.92	67.84	273,426	6,534,127	6,113,769	377,009	43,349
BANCO BILBAO VIZCAYA ARGENTARIA PUERTO RICO	PUERTO RICO	BANKING	—	100.00	100.00	105,348	4,797,356	4,402,685	372,231	22,440
BANCO BILBAO VIZCAYA ARGENTARIA URUGUAY, S.A.	URUGUAY	BANKING	100.00	—	100.00	17,049	354,457	328,550	21,261	4,646
BANCO CONTINENTAL, S.A.	PERU	BANKING	—	92.08	92.08	374,183	4,426,905	4,020,555	287,599	118,751

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
BANCO DE CREDITO LOCAL, S.A.	SPAIN	BANKING	100.00	—	100.00	509,597	11,563,355	11,283,023	239,410	40,922
BANCO DE PROMOCION DE NEGOCIOS, S.A.	SPAIN	BANKING	—	99.81	99.81	15,149	32,608	247	31,791	570
BANCO DEPOSITARIO BBVA, S.A.	SPAIN	BANKING	—	100.00	100.00	1,595	1,219,922	1,169,201	167	50,554
BANCO INDUSTRIAL DE BILBAO, S.A.	SPAIN	BANKING	—	99.93	99.93	97,218	281,609	26,342	176,465	78,802
BANCO OCCIDENTAL, S.A.	SPAIN	BANKING	49.43	50.57	100.00	15,512	16,667	787	15,345	535
BANCO PROVINCIAL OVERSEAS N.V.	NETHERLANDS ANTILLES	BANKING	—	100.00	100.00	30,135	411,944	381,809	23,126	7,009
BANCO PROVINCIAL S.A. - BANCO UNIVERSAL	VENEZUELA	BANKING	1.85	53.75	55.60	162,180	6,561,057	6,085,778	330,112	145,167
BANCO UNO-E BRASIL, S.A.	BRAZIL	BANKING	100.00	—	100.00	16,166	31,661	4,523	25,082	2,056
BANCOMER ASSET MANAGEMENT INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	2	2	—	2	—
BANCOMER FINANCIAL SERVICES INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	3,812	4,342	529	4,193	(380)
BANCOMER FOREIGN EXCHANGE INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	3,191	4,136	945	2,451	740
BANCOMER PAYMENT SERVICES INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	11	17	6	16	(5)
BANCOMER TRANSFER SERVICES, INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	34,013	109,047	75,034	20,908	13,105
BANCOMERCIO SEGUROS, S.A. AGENCIA DE SEGUROS	SPAIN	SERVICES	99.99	0.01	100.00	60	81	1	80	—
BANKERS INVESTMENT SERVICES, INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	651	693	41	880	(228)
BBV AMERICA, S.L.	SPAIN	PORTFOLIO	100.00	—	100.00	479,328	472,590	—	491,627	(19,037)
BBV SECURITIES HOLDINGS, S.A.	SPAIN	PORTFOLIO	99.86	0.14	100.00	19,550	53,493	33,943	30,561	(11,011)
BBVA & PARTNERS ALTERNATIVE INVESTMENT A.V., S.A.	SPAIN	SECURITIES	70.00	—	70.00	1,331	8,142	5,077	2,399	666
BBVA ADMINISTRADORA GENERAL DE FONDOS S.A.	CHILE	FINANCIAL SERV.	—	100.00	100.00	16,597	16,949	343	13,910	2,696
BBVA AMERICA FINANCE, S.A.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	60	52,274	52,221	56	(3)
BBVA BANCO DE FINANCIACION S.A.	SPAIN	BANKING	—	100.00	100.00	64,200	7,452,455	7,383,045	68,581	829
BBVA BANCO FRANCES, S.A.	ARGENTINA	BANKING	45.65	30.44	76.09	46,534	4,176,363	3,695,871	434,097	46,395
BBVA BANCOMER FINANCIAL HOLDINGS, INC.	UNITED STATES	PORTFOLIO	—	100.00	100.00	42,554	60,680	17,875	40,541	2,264
BBVA BANCOMER GESTION, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	—	99.99	99.99	19,252	35,796	16,540	6,739	12,517
BBVA BANCOMER HOLDING CORPORATION	UNITED STATES	PORTFOLIO	—	100.00	100.00	4,876	4,876	—	3,539	1,337
BBVA BANCOMER OPERADORA, S.A. DE C.V.	MEXICO	SERVICES	—	100.00	100.00	2,912	455,026	452,114	1,761	1,151

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
BBVA BANCOMER SERVICIOS ADMINISTRATIVOS, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	—	100.00	100.00	708	8,917	8,210	462	245
BBVA BANCOMER SERVICIOS, S.A.	MEXICO	BANKING	—	100.00	100.00	401,963	417,752	15,788	321,698	80,266
BBVA BANCOMER USA	UNITED STATES	BANKING	—	100.00	100.00	12,833	84,000	71,103	19,695	(6,798)
BBVA BANCOMER, S.A. DE C.V.	MEXICO	BANKING	—	100.00	100.00	4,889,024	54,058,936	49,166,559	3,583,706	1,308,671
BBVA BROKER, CORREDURIA DE SEGUROS Y REASEGUROS, S.A.	SPAIN	SERVICES	—	100.00	100.00	337	7,290	1,615	3,281	2,394
BBVA CAPITAL FINANCE, S.A.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	60	1,992,153	1,991,980	145	28
BBVA CAPITAL FUNDING, LTD.	CAYMAN ISLANDS	FINANCIAL SERV.	100.00	—	100.00	—	1,281,682	1,279,763	1,804	115
BBVA CARTERA DE INVERSIONES,SICAV,S.A.	SPAIN	PORTFOLIO	92.25	—	92.25	46,876	119,377	170	115,479	3,728
BBVA COLOMBIA, S.A.	COLOMBIA	BANKING	76.20	19.23	95.43	265,946	4,764,806	4,327,516	353,968	83,322
BBVA CONSOLIDAR SALUD S.A.	ARGENTINA	INSURANCE	15.35	84.65	100.00	13,361	39,598	26,075	10,479	3,044
BBVA CONSOLIDAR SEGUROS, S.A.	ARGENTINA	INSURANCE	87.78	12.22	100.00	5,946	24,997	13,047	10,678	1,272
BBVA CORREDORA TECNICA DE SEGUROS BHIF LTDA.	CHILE	SERVICES	—	100.00	100.00	15,500	16,849	1,342	11,539	3,968
BBVA CORREDORES DE BOLSA, S.A.	CHILE	SECURITIES	—	100.00	100.00	20,544	290,060	269,341	19,583	1,136
BBVA CORREDURIA TECNICA ASEGURADORA, S.A.	SPAIN	SERVICES	99.94	0.06	100.00	297	16,566	6,040	6,237	4,289
BBVA CRECER AFP, S.A.	DOMINICAN REPUBLIC	FINANCIAL SERV.	35.00	35.00	70.00	1,982	7,933	2,518	5,850	(435)
BBVA DINERO EXPRESS, S.A.U	SPAIN	FINANCIAL SERV.	100.00	—	100.00	2,186	8,064	5,233	2,257	574
BBVA E-COMMERCE, S.A.	SPAIN	SERVICES	100.00	—	100.00	30,879	34,420	224	35,429	(1,233)
BBVA FACTORING E.F.C., S.A.	SPAIN	FINANCIAL SERV.	—	100.00	100.00	126,447	5,467,812	5,262,341	185,802	19,669
BBVA FIDUCIARIA , S.A.	COLOMBIA	FINANCIAL SERV.	—	99.99	99.99	8,036	8,689	536	6,694	1,459
BBVA FINANCE (DELAWARE) INC.	UNITED STATES	FINANCIAL SERV.	100.00	—	100.00	110	380	—	380	—
BBVA FINANCE (UK), LTD.	UNITED KINGDOM	FINANCIAL SERV.	—	100.00	100.00	3,324	27,186	13,939	12,936	311
BBVA FINANCE SPA.	ITALY	FINANCIAL SERV.	100.00	—	100.00	4,648	6,018	1,060	4,946	12
BBVA FINANCIAMIENTO AUTOMOTRIZ, S.A.	CHILE	PORTFOLIO	—	100.00	100.00	83,054	83,054	—	76,971	6,083
BBVA FINANZIA, S.P.A	ITALY	FINANCIAL SERV.	50.00	50.00	100.00	19,214	286,466	271,331	15,858	(723)
BBVA FUNDOS, S.G. DE FUNDOS DE PENSOES, S.A.	PORTUGAL	FINANCIAL SERV.	—	100.00	100.00	998	5,712	483	3,750	1,479
BBVA GEST, S.G. DE FUNDOS DE INVESTIMENTO MOBILIARIO, S.A.	PORTUGAL	FINANCIAL SERV.	—	100.00	100.00	998	7,813	621	4,901	2,291
BBVA GESTION,SOCIEDAD ANONIMA, SGIIC	SPAIN	FINANCIAL SERV.	17.00	83.00	100.00	11,436	245,160	154,143	9,659	81,358
BBVA GLOBAL FINANCE LTD.	CAYMAN ISLANDS	FINANCIAL SERV.	100.00	—	100.00	—	1,750,748	1,746,903	3,612	233
BBVA HORIZONTE PENSIONES Y CESANTIAS, S.A.	COLOMBIA	PENSIONS	78.52	21.43	99.95	35,696	60,193	10,115	36,206	13,872

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
BBVA INMOBILIARIA E INVERSIONES S.A.	CHILE	REAL EST.INSTR.	—	68.11	68.11	4,870	24,260	17,110	7,892	(742)
BBVA INSERVEX, S.A.	SPAIN	SERVICES	100.00	—	100.00	1,205	3,327	4	2,875	448
BBVA INTERNATIONAL INVESTMENT CORPORATION	PUERTO RICO	FINANCIAL SERV.	100.00	—	100.00	2,769,952	2,265,049	19	1,981,286	283,744
BBVA INTERNATIONAL LIMITED	CAYMAN ISLANDS	FINANCIAL SERV.	100.00	—	100.00	1	1,009,727	1,006,220	2,829	678
BBVA INTERNATIONAL PREFERRED, S.A.U.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	60	1,059,300	1,059,228	63	9
BBVA INVESTMENTS, INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	5,410	6,705	1,293	3,926	1,486
BBVA IRELAND PUBLIC LIMITED COMPANY	IRELAND	FINANCIAL SERV.	100.00	—	100.00	180,381	4,346,978	4,062,078	272,935	11,965
BBVA LUXINVEST, S.A.	LUXEMBOURG	PORTFOLIO	36.00	64.00	100.00	255,843	1,429,887	50,652	950,890	428,345
BBVA NOMINEES LIMITED	UNITED KINGDOM	SERVICES	100.00	—	100.00	—	1	—	1	—
BBVA PARAGUAY, S.A.	PARAGUAY	BANKING	99.99	—	99.99	22,598	330,011	289,562	28,318	12,131
BBVA PARTICIPACIONES INTERNACIONAL, S.L.	SPAIN	PORTFOLIO	92.69	7.31	100.00	273,366	326,951	1,459	319,702	5,790
BBVA PATRIMONIOS GESTORA SGIIC, S.A.	SPAIN	FINANCIAL SERV.	99.99	0.01	100.00	3,907	42,630	2,554	31,804	8,272
BBVA PENSIONES CHILE, S.A.	CHILE	PENSIONS	32.23	67.77	100.00	281,182	348,823	4,814	309,071	34,938
BBVA PENSIONES, SA, ENTIDAD GESTORA DE FONDOS DE PENSIONES	SPAIN	PENSIONS	100.00	—	100.00	12,922	68,619	30,883	25,938	11,798
BBVA PLANIFICACION PATRIMONIAL, S.L.	SPAIN	FINANCIAL SERV.	80.00	20.00	100.00	1	512	40	455	17
BBVA PREFERRED CAPITAL, LTD.	CAYMAN ISLANDS	NO ACTIVITY	100.00	—	100.00	1	1,066	—	941	125
BBVA PRIVANZA (JERSEY), LTD.	CHANNEL ISLANDS	NO ACTIVITY	—	100.00	100.00	20,610	106,854	489	101,693	4,672
BBVA PUERTO RICO HOLDING CORPORATION	PUERTO RICO	PORTFOLIO	100.00	—	100.00	255,804	105,966	6	106,017	(57)
BBVA RE LIMITED	IRELAND	INSURANCE	—	100.00	100.00	656	39,127	28,952	7,991	2,184
BBVA RENTING, S.A.	SPAIN	FINANCIAL SERV.	—	100.00	100.00	20,976	574,743	483,232	80,922	10,589
BBVA RESEARCH, S.A.	SPAIN	FINANCIAL SERV.	99.99	0.01	100.00	501	3,475	2,713	674	88
BBVA SECURITIES HOLDINGS (UK) LIMITED	UNITED KINGDOM	FINANCIAL SERV.	—	100.00	100.00	75	6,307	6,259	364	(316)
BBVA SECURITIES INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	31,750	29,407	4,058	27,932	(2,583)
BBVA SECURITIES LTD.	UNITED KINGDOM	FINANCIAL SERV.	—	100.00	100.00	3,315	9,464	2,658	3,548	3,258
BBVA SECURITIES OF PUERTO RICO, INC.	PUERTO RICO	FINANCIAL SERV.	100.00	—	100.00	4,726	4,830	396	4,601	(167)

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
BBVA SEGUROS COLOMBIA COMPAÑIA DE SEGUROS, S.A.	COLOMBIA	INSURANCE	94.00	6.00	100.00	9,174	30,979	20,371	10,500	108
BBVA SEGUROS DE VIDA COLOMBIA, S.A.	COLOMBIA	INSURANCE	94.00	6.00	100.00	13,207	105,066	78,002	20,003	7,061
BBVA SEGUROS DE VIDA, S.A.	CHILE	INSURANCE	—	100.00	100.00	24,832	191,974	167,141	20,772	4,061
BBVA SEGUROS INC.	PUERTO RICO	SERVICES	—	100.00	100.00	190	3,377	542	1,858	977
BBVA SEGUROS, S.A.	SPAIN	INSURANCE	94.30	5.64	99.94	414,519	12,284,726	11,397,656	702,149	184,921
BBVA SEGUROS, S.A. (DOMINICAN REPUBLIC)	DOMINICAN REPUBLIC	INSURANCE	—	99.98	99.98	1,556	4,259	2,686	552	1,021
BBVA SENIOR FINANCE, S.A.U.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	60	17,911,860	17,911,518	141	201
BBVA SERVICIOS, S.A.	SPAIN	SERVICES	—	100.00	100.00	354	1,052	21	956	75
BBVA SOCIEDAD LEASING HABITACIONAL BHIF	CHILE	FINANCIAL SERV.	—	97.48	97.48	8,906	28,943	19,833	8,906	204
BBVA SUBORDINATED CAPITAL S.A.U.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	130	2,954,128	2,953,928	73	127
BBVA SWITZERLAND, S.A. (BBVA SWITZERLAND)	SWITZERLAND	BANKING	39.72	60.28	100.00	54,024	538,897	292,537	222,630	23,730
BBVA TRADE, S.A.	SPAIN	SERVICES	—	100.00	100.00	6,379	22,162	19,428	17,492	(14,758)
BBVA U.S. SENIOR S.A.U.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	132	4,031,854	4,031,813	132	(91)
BBVA USA BANCSHARES OF DELAWARE, INC.	UNITED STATES	PORTFOLIO	—	100.00	100.00	679,265	679,267	—	664,000	15,267
BBVA USA BANCSHARES, INC.	UNITED STATES	PORTFOLIO	100.00	—	100.00	695,628	687,402	12,203	661,433	13,766
BBVA USA, INC.	UNITED STATES	SERVICES	—	100.00	100.00	4,566	6,705	1,626	8,735	(3,656)
BBVA VALORES COLOMBIA, S.A. COMISIONISTA DE BOLSA	COLOMBIA	FINANCIAL SERV.	—	100.00	100.00	3,208	3,321	109	2,765	447
BBVA,INSTITUIÇAO FINANCEIRA DE CREDITO, S.A.	PORTUGAL	FINANCIAL SERV.	—	100.00	100.00	40,417	301,104	269,408	29,213	2,483
BCL INTERNATIONAL FINANCE, LTD.	CAYMAN ISLANDS	FINANCIAL SERV.	—	100.00	100.00	—	160,565	160,537	51	(23)
BCL PARTICIPACIONES, S.L.	SPAIN	PORTFOLIO	—	100.00	100.00	1,565	1,565	—	1,908	(343)
BEX AMERICA FINANCE INCORPORATED	UNITED STATES	NO ACTIVITY	100.00	—	100.00	—	1	1	—	—
BEXCARTERA, SICAV S.A.	SPAIN	PORTFOLIO	—	80.84	80.84	9,341	13,500	64	12,947	489
BHIF ASESORIAS Y SERVICIOS FINANCIEROS, S.A.	CHILE	FINANCIAL SERV.	—	98.60	98.60	12,548	13,789	1,064	7,807	4,918
BIBJ MANAGEMENT, LTD.	CHANNEL ISLANDS	NO ACTIVITY	—	100.00	100.00	—	—	—	—	—
BIBJ NOMINEES, LTD.	CHANNEL ISLANDS	NO ACTIVITY	—	100.00	100.00	—	—	—	—	—
BILBAO VIZCAYA AMERICA B.V.	NETHERLANDS	PORTFOLIO	—	100.00	100.00	348,940	348,960	20	331,644	17,296
BILBAO VIZCAYA HOLDING, S.A.	SPAIN	PORTFOLIO	89.00	11.00	100.00	34,771	123,740	534	58,724	64,482
BILBAO VIZCAYA INVESTMENT ADVISORY COMPANY S.A.	LUXEMBOURG	FINANCIAL SERV.	100.00	—	100.00	77	27,820	1,444	11,144	15,232
BROOKLINE INVESTMENTS, S.L.	SPAIN	PORTFOLIO	100.00	—	100.00	33,969	32,395	475	32,001	(81)
CANAL COMPANY, LTD.	CHANNEL ISLANDS	NO ACTIVITY	—	100.00	100.00	37	1,058	20	1,199	(161)
CANAL INTERNATIONAL HOLDING (NETHERLANDS) BV.	NETHERLANDS	NO ACTIVITY	—	100.00	100.00	494	87	22	38	27
CARTERA E INVERSIONES S.A., CIA DE	SPAIN	PORTFOLIO	100.00	—	100.00	60,541	506,982	443,482	(52,122)	115,622
CASA DE BOLSA BBVA BANCOMER, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	—	100.00	100.00	49,932	74,777	24,842	23,672	26,263

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
CASA DE CAMBIO MULTIDIVISAS, S.A DE C.V.	MEXICO	NO ACTIVITY	—	100.00	100.00	191	191	1	188	2
CIA. GLOBAL DE MANDATOS Y REPRESENTACIONES, S.A.	URUGUAY	NO ACTIVITY	—	100.00	100.00	108	190	2	188	—
CIDESSA DOS, S.L.	SPAIN	PORTFOLIO	—	100.00	100.00	11,243	11,435	191	11,183	61
CIDESSA UNO, S.L.	SPAIN	PORTFOLIO	—	100.00	100.00	4,754	285,293	88,213	68,229	128,851
CIERVANA, S.L.	SPAIN	PORTFOLIO	100.00	—	100.00	53,164	54,968	178	54,320	470
COMPAÑIA CHILENA DE INVERSIONES, S.L.	SPAIN	PORTFOLIO	100.00	—	100.00	232,976	173,294	2,088	171,594	(388)
CONSOLIDAR A.F.J.P., S.A.	ARGENTINA	PENSIONS	46.11	53.89	100.00	61,784	94,401	28,112	66,266	23
CONSOLIDAR ASEGURADORA DE RIESGOS DEL TRABAJO, S.A.	ARGENTINA	INSURANCE	87.50	12.50	100.00	33,490	129,937	87,400	37,089	5,448
CONSOLIDAR CIA. DE SEGUROS DE RETIRO, S.A.	ARGENTINA	INSURANCE	33.33	66.67	100.00	10,649	459,959	443,989	12,326	3,644
CONSOLIDAR CIA. DE SEGUROS DE VIDA, S.A.	ARGENTINA	INSURANCE	34.04	65.96	100.00	21,147	78,082	45,389	20,300	12,393
CONSOLIDAR COMERCIALIZADORA, S.A.	ARGENTINA	SERVICES	—	100.00	100.00	298	3,074	2,776	81	217
CONSULTORES DE PENSIONES BBV, S.A.	SPAIN	PENSIONS	—	100.00	100.00	175	781	—	829	(48)
CONTINENTAL BOLSA, SDAD. AGENTE DE BOLSA S.A.	PERU	SECURITIES	—	100.00	100.00	3,023	4,950	1,927	1,967	1,056
CONTINENTAL S.A. SOCIEDAD ADMINISTRADORA DE FONDOS	PERU	FINANCIAL SERV.	—	100.00	100.00	3,236	3,482	245	3,084	153
CONTINENTAL SOCIEDAD TITULIZADORA, S.A.	PERU	SERVICES	—	100.00	100.00	717	719	2	700	17
CONTRATACION DE PERSONAL, S.A. DE C.V.	MEXICO	SERVICES	—	100.00	100.00	126	9,757	9,632	5	120
CORPORACION DE ALIMENTACION Y BEBIDAS, S.A.	SPAIN	PORTFOLIO	—	100.00	100.00	138,508	154,585	1,214	150,575	2,796

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
CORPORACION GENERAL FINANCIERA, S.A.	SPAIN	PORTFOLIO	100.00	—	100.00	452,431	1,164,306	18,167	894,385	251,754
CORPORACION INDUSTRIAL Y DE SERVICIOS, S.L.	SPAIN	PORTFOLIO	—	100.00	100.00	1,251	5,552	806	2,914	1,832
CORPORATIVO VITAMEDICA, S.A. DE C.V.	MEXICO	SERVICES	—	99.98	99.98	197	1,431	1,234	190	7
DESARROLLADORA Y VENDEDORA DE CASAS, S.A. DE C.V.	MEXICO	REAL EST.INSTR.	—	100.00	100.00	83	37	1	40	(4)
DESARROLLO URBANISTICO DE CHAMARTIN, S.A.	SPAIN	REAL ESTATE	—	72.50	72.50	30,535	61,743	19,592	42,448	(297)
DESITEL TECNOLOGIA Y SISTEMAS, S.A. DE C.V.	MEXICO	SERVICES	—	100.00	100.00	1,479	1,587	110	1,394	83
DEUSTO, S.A. DE INVERSION MOBILIARIA	SPAIN	PORTFOLIO	—	100.00	100.00	11,005	11,005	—	11,203	(198)
DINERO EXPRESS SERVICES GLOBALES, S.A.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	13,138	17,942	4,714	17,987	(4,759)
EL ENCINAR METROPOLITANO, S.A.	SPAIN	REAL ESTATE	—	98.76	98.76	5,130	9,269	4,087	6,052	(870)
EL OASIS DE LAS RAMBLAS, S.L.	SPAIN	REAL ESTATE	—	70.00	70.00	140	655	527	(1,182)	1,310
ELANCHOVE, S.A.	SPAIN	PORTFOLIO	100.00	—	100.00	1,500	3,853	1,403	2,457	(7)
EMPRESA INSTANT CREDIT, C.A.	VENEZUELA	NO ACTIVITY	—	100.00	100.00	—	—	—	—	—
ESPANHOLA COMERCIAL E SERVIÇOS, LTDA.	BRAZIL	FINANCIAL SERV.	100.00	—	100.00	—	671	189	4,399	(3,917)
ESTACION DE AUTOBUSES CHAMARTIN, S.A.	SPAIN	SERVICES	—	51.00	51.00	31	31	—	31	—
EUROPEA DE TITULIZACION, S.A., SDAD.GEST.DE FDOS.DE TITUL.	SPAIN	FINANCIAL SERV.	82.97	—	82.97	1,506	5,654	553	3,096	2,005
EURORISK, S.A.	SPAIN	SERVICES	—	100.00	100.00	60	70,679	69,220	1,041	418
EXPLOTACIONES AGROPECUARIAS VALDELAYEGUA, S.A.	SPAIN	REAL ESTATE	—	100.00	100.00	10,000	9,989	(6)	9,990	5
FIDEICOMISO 29763-0 SOCIO LIQUIDADOR OP.FINAN.POSICION PRO	MEXICO	FINANCIAL SERV.	—	100.00	100.00	14,721	14,831	110	12,588	2,133
FIDEICOMISO 29764-8 SOCIO LIQUIDADOR POSICION DE TERCEROS	MEXICO	FINANCIAL SERV.	—	100.00	100.00	32,342	32,810	468	28,653	3,689
FIDEICOMISO 474031 MANEJO DE GARANTIAS	MEXICO	SERVICES	—	100.00	100.00	3	3	—	3	—
FIDEICOMISO BANCO FRANCES	ARGENTINA	FINANCIAL SERV.	100.00	—	100.00	—	1,197	903	497	(203)
FIDEICOMISO CENTRO CORPORATIVO REGIONAL F/47433-8	MEXICO	SERVICES	—	100.00	100.00	21,656	35,042	13,386	13,658	7,998
FIDEICOMISO INGRAL	COLOMBIA	SERVICES	—	100.00	100.00	—	44	2	813	(771)
FIDEICOMISO INVEX 228	MEXICO	FINANCIAL SERV.	—	100.00	100.00	—	49,784	49,783	1	—
FIDEICOMISO INVEX 367	MEXICO	FINANCIAL SERV.	—	100.00	100.00	—	39,964	39,964	—	—
FIDEICOMISO INVEX 393	MEXICO	FINANCIAL SERV.	—	100.00	100.00	—	37,390	37,390	—	—
FIDEICOMISO INVEX 411	MEXICO	FINANCIAL SERV.	—	100.00	100.00	—	35,460	35,460	—	—
FINANCEIRA DO COMERCIO EXTERIOR S.A.R.	PORTUGAL	SERVICES	100.00	—	100.00	51	45	—	46	(1)
FINANCIERA ESPAÑOLA, S.A.	SPAIN	PORTFOLIO	85.85	14.15	100.00	4,522	4,879	—	5,370	(491)
FINANZIA AUTORENTING, S.A.	SPAIN	SERVICES	—	85.00	85.00	14,369	614,129	585,289	26,820	2,020
FINANZIA, BANCO DE CREDITO, S.A.	SPAIN	BANKING	—	100.00	100.00	56,203	3,573,146	3,412,676	140,405	20,065
FORO LOCAL, S.L.	SPAIN	SERVICES	—	60.13	60.13	2	13	7	6	—
FRANCES ADMINISTRADORA DE INVERSIONES, S.A. G.F.C.INVERS.	ARGENTINA	FINANCIAL SERV.	—	100.00	100.00	4,469	8,243	3,773	2,743	1,727

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
FRANCES VALORES SOCIEDAD DE BOLSA, S.A.	ARGENTINA	FINANCIAL SERV.	—	100.00	100.00	1,476	1,835	358	1,750	(273)
FUTURO FAMILIAR, S.A. DE C.V.	MEXICO	INSURANCE	—	100.00	100.00	151	307	155	122	30
GENERAL DE PARTICIPACIONES EMPRESARIALES, S.L.	SPAIN	PORTFOLIO	65.68	34.32	100.00	1,215	2,116	—	2,081	35
GENTE BBVA, S.A.	CHILE	FINANCIAL SERV.	—	100.00	100.00	140	1,913	1,772	144	(3)
GESTION DE PREVISION Y PENSIONS, S.A.	SPAIN	PENSIONS	60.00	—	60.00	8,830	25,892	2,246	20,551	3,095
GESTION Y ADMINISTRACION DE RECIBOS, S.A.	SPAIN	SERVICES	—	100.00	100.00	150	1,069	354	623	92
GOBERNALIA GLOBAL NET, S.A.	SPAIN	SERVICES	—	100.00	100.00	1,335	1,886	549	1,512	(175)
GRAN JORGE JUAN, S.A.	SPAIN	NO ACTIVITY	100.00	—	100.00	10,115	10,293	175	10,113	5
GRANFIDUCIARIA	COLOMBIA	FINANCIAL SERV.	—	90.00	90.00	—	321	112	135	74
GRELAR GALICIA, S.A.	SPAIN	PORTFOLIO	—	100.00	100.00	4,329	4,330	—	4,216	114
GRUPO FINANCIERO BBVA BANCOMER, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	48.96	51.00	99.96	6,171,072	6,242,893	1,685	4,662,032	1,579,176
HIPOTECARIA NACIONAL MEXICANA INCORPORATED	UNITED STATES	REAL EST.INSTR.	—	100.00	100.00	126	182	8	169	5
HIPOTECARIA NACIONAL, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	—	100.00	100.00	224,503	720,772	496,270	148,947	75,555
HOLDING CONTINENTAL, S.A.	PERU	PORTFOLIO	50.00	—	50.00	123,019	402,492	10	287,773	114,709
HOMEOWNERS LOAN CORPORATION	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	5,576	7,809	2,222	15,116	(9,529)
HYDROX HOLDINGS, INC.	UNITED STATES	NO ACTIVITY	—	100.00	100.00	—	—	—	—	—
IBERDROLA SERVICES FINANCIEROS, E.F.C, S.A.	SPAIN	FINANCIAL SERV.	—	84.00	84.00	7,290	9,279	162	9,043	74
IBERNEGOCIO DE TRADE, S.L.	SPAIN	SERVICES	—	100.00	100.00	615	31,139	18,998	9,047	3,094
INENSUR BRUNETE, S.L.	SPAIN	REAL ESTATE	—	100.00	100.00	23,745	82,332	85,283	(2,443)	(508)
INGENIERIA EMPRESARIAL MULTIBA	MEXICO	SERVICES	—	99.99	99.99	—	—	—	—	—
INICIATIVAS RESIDENCIALES EN INTERNET, S.A.	SPAIN	SERVICES	—	100.00	100.00	2	1,156	1,189	1,519	(1,552)
INMOBILIARIA ASUDI, S.A.	SPAIN	REAL EST.INSTR.	—	100.00	100.00	2,886	2,998	42	2,872	84
INMOBILIARIA BILBAO, S.A.	SPAIN	REAL EST.INSTR.	—	100.00	100.00	3,514	3,551	36	3,438	77
INMUEBLES Y RECUPERACIONES CONTINENTAL, S.A.	PERU	REAL EST.INSTR.	—	100.00	100.00	18,035	18,316	281	13,502	4,533
INVERAHORRO, S.L.	SPAIN	PORTFOLIO	100.00	—	100.00	474	491	2	480	9
INVERSIONES ALDAMA, C.A.	VENEZUELA	NO ACTIVITY	—	100.00	100.00	—	—	—	—	—
INVERSIONES BANPRO INTERNATIONAL INC. N.V.	NETHERLANDS ANTILLES	PORTFOLIO	48.01	—	48.01	11,390	31,996	72	24,829	7,095
INVERSIONES BAPROBA, C.A.	VENEZUELA	SERVICES	100.00	—	100.00	1,307	1,663	48	1,507	108
INVERSIONES MOBILIARIAS, S.L.	SPAIN	PORTFOLIO	100.00	—	100.00	660	693	—	674	19
INVERSIONES P.H.R.4, C.A.	VENEZUELA	NO ACTIVITY	—	60.46	60.46	—	53	—	53	—
INVERSIONES T, C.A.	VENEZUELA	NO ACTIVITY	—	100.00	100.00	—	—	—	—	—
INVERSORA OTAR, S.A.	ARGENTINA	PORTFOLIO	—	99.96	99.96	4,077	49,783	4,128	41,295	4,360

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
INVESCO MANAGEMENT Nº 1, S.A.	LUXEMBOURG	FINANCIAL SERV.	—	99.99	99.99	11,656	16,070	261	15,809	—
INVESCO MANAGEMENT Nº 2, S.A.	LUXEMBOURG	FINANCIAL SERV.	—	96.88	96.88	31	12,555	23,732	(8,749)	(2,428)
JARDINES DE SARRIENA, S.L.	SPAIN	REAL ESTATE	—	85.00	85.00	255	997	611	(2,342)	2,728
LAREDO NATIONAL BANK	UNITED STATES	BANKING	—	100.00	100.00	674,695	3,389,411	2,714,544	655,945	18,922
LEASIMO - SOCIEDADE DE LOCACAO FINANCEIRA, S.A.	PORTUGAL	FINANCIAL SERV.	—	100.00	100.00	11,576	71,960	60,533	10,701	726
MAGGIORE FLEET, S.P.A.	ITALY	SERVICES	—	100.00	100.00	70,191	136,769	102,508	34,495	(234)
MARQUES DE CUBAS 21, S.L.	SPAIN	REAL ESTATE	100.00	—	100.00	2,869	7,552	5,223	2,465	(136)
MEDITERRANIA DE PROMOCIONS I GESTIONS INMOBILIARIES, S.A.	SPAIN	NO ACTIVITY	—	100.00	100.00	726	2,610	1,882	650	78
MERCURY TRUST LIMITED	CAYMAN ISLANDS	FINANCIAL SERV.	—	100.00	100.00	4,019	4,148	105	3,989	54
MILANO GESTIONI, SRL.	ITALY	REAL EST.INSTR.	—	100.00	100.00	46	4,384	4,012	328	44
MIRADOR DE LA CARRASCOSA, S.L.	SPAIN	REAL ESTATE	—	55.90	55.90	9,724	26,467	9,399	17,071	(3)
MISAPRE, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	—	100.00	100.00	8,305	9,586	2	8,541	1,043
MONESTERIO DESARROLLOS, S.L.	SPAIN	REAL ESTATE	—	100.00	100.00	19,990	54,432	34,610	19,805	17
MONTEALIAGA,S.A.	SPAIN	REAL ESTATE	—	100.00	100.00	21,154	77,331	61,689	9,932	5,710
MULTIASISTENCIA, S.A. DE C.V.	MEXICO	SERVICES	—	100.00	100.00	7,364	13,864	5,440	7,182	1,242
MULTIVAL, S.A.	SPAIN	PORTFOLIO	—	100.00	100.00	71	178	107	78	(7)
OCCIVAL, S.A.	SPAIN	NO ACTIVITY	100.00	—	100.00	8,211	9,171	8	8,907	256
OPCION VOLCAN, S.A.	MEXICO	REAL EST.INSTR.	—	100.00	100.00	57,643	67,114	9,471	52,214	5,429
PARTICIPACIONES ARENAL, S.L.	SPAIN	NO ACTIVITY	—	100.00	100.00	6,270	7,451	1,179	6,150	122
PENSIONES BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	—	100.00	100.00	87,022	1,276,431	1,189,406	70,085	16,940
PERI 5.1 SOCIEDAD LIMITADA	SPAIN	REAL ESTATE	—	54.99	54.99	1	1	—	1	—
PORT ARTHUR ABSTRACT & TITLE COMPANY	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	1,827	2,069	243	1,811	15
PREMEXSA, S.A. DE C.V.	MEXICO	FINANCIAL SERV.	—	100.00	100.00	507	519	7	541	(29)
PREVENTIS, S.A.	MEXICO	INSURANCE	—	75.01	75.01	3,541	11,392	6,671	5,508	(787)
PRO-SALUD, C.A.	VENEZUELA	SERVICES	—	58.86	58.86	—	—	1	(1)	—
PROMOCION EMPRESARIAL XX, S.A.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	1,522	2,075	31	1,998	46
PROMOTORA DE RECURSOS AGRARIOS, S.A.	SPAIN	SERVICES	100.00	—	100.00	139	146	—	148	(2)
PROMOTORA RESIDENCIAL GRAN EUROPA, S.L.	SPAIN	REAL ESTATE	—	58.50	58.50	318	1,611	1,068	574	(31)
PROVIDA INTERNACIONAL, S.A.	CHILE	PENSIONS	—	100.00	100.00	54,464	54,908	244	48,034	6,630
PROVINCIAL DE VALORES CASA DE BOLSA, C.A.	VENEZUELA	FINANCIAL SERV.	—	90.00	90.00	4,437	6,324	851	4,683	790
PROVINCIAL SDAD.ADMIN.DE ENTIDADES DE INV.COLECTIVA, C.A.	VENEZUELA	FINANCIAL SERV.	—	100.00	100.00	1,553	1,823	276	1,264	283
PROVIVIENDA, ENTIDAD RECAUDADORA Y ADMIN.DE APORTES, S.A.	BOLIVIA	PENSIONS	—	100.00	100.00	288	1,648	1,345	208	95

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights			Thousands of Euros ( * )
			Controlled by the Bank			Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
PROXIMA ALFA INVESTMENTS, SGIIC S.A.	SPAIN	FINANCIAL SERV.	51.00	—	51.00	5,100	13,301	1,928	10,000	1,373
PROYECTO MUNDO AGUILON, S.L	SPAIN	REAL ESTATE	—	100.00	100.00	9,317	32,219	9,621	19,720	2,878
PROYECTOS EMPRESARIALES CAPITAL RIESGO I,S.C.R.SIMP., S.A.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	1,200	11,697	10,510	1,200	(13)
PROYECTOS EMPRESARIALES CAPITAL RIESGO, S.G.E.C.R.,S.A.	SPAIN	FINANCIAL SERV.	100.00	—	100.00	1,200	1,345	49	1,195	101
PROYECTOS INDUSTRIALES CONJUNTOS, S.A. DE	SPAIN	PORTFOLIO	—	100.00	100.00	3,148	3,484	—	3,481	3
RESIDENCIAL CUMBRES DE SANTA FE, S.A. DE C.V.	MEXICO	REAL ESTATE	—	100.00	100.00	10,265	14,847	5,123	10,283	(559)
RIVERWAY HOLDINGS CAPITAL TRUST I	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	235	7,877	7,640	234	3
RIVERWAY HOLDINGS CAPITAL TRUST II	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	118	4,076	3,953	121	2
S.GESTORA FONDO PUBL.REGUL.MERCADO HIPOTECARIO, S.A.	SPAIN	FINANCIAL SERV.	77.20	—	77.20	138	217	67	152	(2)
SCALDIS FINANCE, S.A.	BELGIUM	PORTFOLIO	—	100.00	100.00	3,416	3,625	135	3,486	4
SEGUROS BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	24.99	75.01	100.00	253,739	912,179	775,039	60,174	76,966
SEGUROS PROVINCIAL, C.A.	VENEZUELA	INSURANCE	—	100.00	100.00	5,895	21,321	15,396	930	4,995
SERVICES CORPORATIVOS BANCOMER, S.A. DE C.V.	MEXICO	SERVICES	—	100.00	100.00	130	9,040	8,910	287	(157)
SERVICES CORPORATIVOS DE INSURANCE, S.A. DE C.V.	MEXICO	SERVICES	—	100.00	100.00	121	3,698	3,602	105	(9)
SERVICES EXTERNOS DE APOYO EMPRESARIAL, S.A DE C.V.	MEXICO	SERVICES	—	100.00	100.00	1,741	6,575	4,834	1,461	280
SERVICES TECNOLOGICOS SINGULARES, S.A.	SPAIN	SERVICES	99.99	0.01	100.00	60	7,329	7,228	95	6
SERVICES VITAMEDICA, S.A. DE C.V.	MEXICO	SERVICES	—	99.98	99.98	116	755	640	47	68
SOCIEDAD DE ESTUDIOS Y ANALISIS FINANC.,S.A.	SPAIN	PORTFOLIO	100.00	—	100.00	114,518	188,113	65	183,555	4,493
SOCIEDAD PARA LA PRESTACION DE SºS ADMINISTRATIVOS, S.A.	SPAIN	SERVICES	—	100.00	100.00	100	1,237	961	100	176
SOCIETE INMOBILIERE BBV D’ILBARRIZ	FRANCE	REAL ESTATE	—	100.00	100.00	91	113	31	155	(73)
SOUTHEAST TEXAS INSURANCE SERVICES HOLDINGS, L.L.C.	UNITED STATES	NO ACTIVITY	—	100.00	100.00	—	—	—	—	—
SOUTHEAST TEXAS INSURANCE SERVICES, L.P.	UNITED STATES	INSURANCE	—	100.00	100.00	363	358	(5)	358	5
SOUTHEAST TEXAS TITLE COMPANY	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	693	1,051	358	683	10
SPORT CLUB 18, S.A.	SPAIN	PORTFOLIO	100.00	—	100.00	23,745	41,115	17,844	23,744	(473)
TEXAS INTERNATIONAL SEGUROS GROUP, INC.	UNITED STATES	SERVICES	—	100.00	100.00	374	385	10	340	35
TEXAS REGIONAL BANCSHARES, INC.	UNITED STATES	PORTFOLIO	100.00	—	100.00	1,673,906	1,637,086	5,785	1,619,943	11,358

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of Voting Rights Controlled by the Bank			Thousands of Euros ( * )
						Investee Data
Company	Location	Activity	Direct	Indirect	Total	Net Carrying Amount	Assets as of 31.12.06	Liabilities as of 31.12.06	Equity 31.12.06	Profit (Loss) for the Period ended 31.12.06
TEXAS REGIONAL DELAWARE, INC.	UNITED STATES	PORTFOLIO	—	100.00	100.00	1,604,875	1,658,834	53,959	1,593,469	11,406
TEXAS REGIONAL STATUTORY TRUST I	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	1,175	39,265	38,086	1,165	14
TEXAS STATE BANK	UNITED STATES	BANKING	—	100.00	100.00	1,646,080	6,507,464	4,861,385	1,634,320	11,759
TRANSITORY CO	PANAMA	REAL EST.INSTR.	—	100.00	100.00	216	5,383	5,167	312	(96)
TSB PROPERTIES, INC.	UNITED STATES	REAL EST.INSTR.	—	100.00	100.00	(1,500)	805	2,304	(1,499)	—
TSB SECURITIES, INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	276	302	26	272	4
UNICOM TELECOMUNICACIONES S.DE R.L. DE C.V.	MEXICO	SERVICES	—	99.98	99.98	(12)	12	23	(9)	(2)
UNIDAD DE AVALUOS MEXICO S.A. DE C.V.	MEXICO	FINANCIAL SERV.	—	90.00	90.00	672	1,207	459	631	117
UNISEAR INMOBILIARIA, S.A.	SPAIN	REAL ESTATE	—	100.00	100.00	15,626	18,630	703	16,822	1,105
UNITARIA GESTION DE PATRIMONIOS INMOBILIARIA, S.A.	SPAIN	SERVICES	—	100.00	100.00	2,410	2,471	8	2,421	42
UNIVERSALIDAD “E5”	COLOMBIA	FINANCIAL SERV.	—	100.00	100.00	—	11,175	11,175	—	—
UNIVERSALIDAD - BANCO GRANAHORRAR	COLOMBIA	FINANCIAL SERV.	—	100.00	100.00	—	19,689	22,147	(1,875)	(583)
UNO-E BANK, S.A.	SPAIN	BANKING	67.35	32.65	100.00	174,751	1,427,998	1,291,599	126,079	10,320
URBANIZADORA SANT LLORENC, S.A.	SPAIN	REAL ESTATE	60.60	—	60.60	—	108	—	108	—
VALLEY MORTGAGE COMPANY, INC.	UNITED STATES	FINANCIAL SERV.	—	100.00	100.00	9,692	13,789	4,096	9,494	199
VISACOM, S.A. DE C.V.	MEXICO	SERVICES	—	100.00	100.00	352	353	1	591	(239)
VITAMEDICA S.A. DE C.V.	MEXICO	INSURANCE	—	50.99	50.99	2,914	8,893	3,179	5,777	(63)

Information on foreign companies at exchange rate on 31-12-06

(*)	Unaudited data

EXHIBIT 8.1 PART II

ADDITIONAL INFORMATION ON JOINTLY CONTROLLED COMPANIES PROPORTIONATELY

CONSOLIDATED IN THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

			% of voting rights Controlled by the bank			Thousands of Euros ( * )
						Net carrying amount	Investee Data
COMPANY	LOCATION	ACTIVITY	Direct	Indirect	Total		Assets 31.12.06	Liabilities 31.12.06	Equity 31.12.06	Profit (loss) for the Period 2006
DARBY-BBVA LATIN AMERICAN INVESTORS, LTD	CAYMAN ISLAND	FINANCIAL SERV	50.00	—	50.00	—	2,490	1,358	410	722
ECASA, S.A.	CHILE	FINANCIAL SERV	—	51.04	51.04	1,770	3,893	359	2,304	1,230
FORUM DISTRIBUIDORA, S,A,	CHILE	SERVICES	—	51.04	51.04	5,612	32,698	25,306	6,160	1,232
FORUM SERVICIOS FINANCIEROS, S.A.	CHILE	FINANCIAL SERV	—	51.00	51.00	77,441	326,269	268,502	47,073	10,694
HOLDING DE PARTICIPACIONES INDUSTRIALES 2000, S.A.	SPAIN	PORTFOLIO	—	50.00	50.00	1,518	4,180	—	4,094	86
PSA FINANCE ARGENTINA COMPAÑIA FINANCIERA, S.A.	ARGENTINA	FINANCIAL SERV	—	50.00	50.00	3,331	26,910	20,210	5,924	776

Information on foreign companies at exchange rate on 12/3/05

(*)	Unaudited data.

EXHIBIT 8.1 PART III

ADDITIONAL INFORMATION ON INVESTMENTS AND JOINTLY CONTROLLED

COMPANIES ACCOUNTED FOR USING THE EQUITY METHOD IN THE

BANCO BILBAO VIZCAYA ARGENTARIA GROUP

(Includes the most significant companies which, taken as a whole, represent 98% of the total investment in this respect)

			% of voting rights Controlled by the bank			Thousands of Euros ( * )
							Investee Data
COMPANY	LOCATION	ACTIVITY	Direct	Indirect	Total	Net Carrying amount	Assets	Liabilities	Equity	Profit (loss) for the period
ADQUIRA ESPAÑA, S.A.	SPAIN	SERVICES	—	40.00	40.00	2,669	16,041	10,260	8,134	-2,353
ALMAGRARIO, S.A.	COLOMBIA	SERVICES	—	35.38	35.38	5,935	21,778	4,809	16,286	683
AUREA, S.A. (CUBA)	CUBA	REAL ESTATE	—	49.00	49.00	4,339	11,924	3,049	8,665	210
BBVA ELCANO EMPRESARIAL II, S.C.R., S.A.	SPAIN	SERV.FINANCIER.	45.00	—	45.00	29,342	3,416	2,260	1,200	-44
BBVA ELCANO EMPRESARIAL, S.C.R., S.A.	SPAIN	SERV.FINANCIER.	45.00	—	45.00	29,347	3,928	2,772	1,200	-44
CAMARATE GOLF, S.A. (*)	SPAIN	REAL ESTATE	—	26.00	26.00	4,625	66,968	49,041	17,971	-44
COMPAÑIA ESPAÑOLA DE FINANCIACION DEL DESARROLLO S.A.	SPAIN	SERVICES	21.82	0.00	21.82	10,673	59,574	12,455	46,048	1,071
COMPAÑIA MEXICANA DE PROCESAMIENTO, S.A. DE C.V.	MEXICO	SERVICES	—	50.00	50.00	3,088	7,846	1,896	9,321	-3,371
CORPORACION IBV PARTICIPACIONES EMPRESARIALES, S.A. (*)	SPAIN	PORTFOLIO	—	50.00	50.00	564,762	1,236,368	303,371	869,472	63,525	(1)
FERROMOVIL 3000, S.L.	SPAIN	SERVICES	—	20.00	20.00	6,361	—	—	—	—	(2)
FERROMOVIL 9000, S.L.	SPAIN	SERVICES	—	20.00	20.00	4,155	—	—	—	—	(2)
FIDEICOMISO 70191-2 PUEBLA (*)	MEXICO	REAL ESTATE	—	25.00	25.00	12,213	—	—	—	—	(2)
GRUPO PROFESIONAL PLANEACION Y PROYECTOS, S.A. DE C.V. (*)	MEXICO	SERVICES	—	44.39	44.39	4,406	24,490	14,937	8,616	937	(1)
HESTENAR, S.L. (*)	SPAIN	REAL ESTATE	—	43.34	43.34	7,835	26,577	20,668	5,942	-33
IMOBILIARIA DAS AVENIDAS NOVAS, S.A.	PORTUGAL	REAL ESTATE	—	49.97	49.97	2,603	5,767	450	5,560	-243
IMOBILIARIA DUQUE DE AVILA, S.A. (*)	PORTUGAL	REAL ESTATE	—	50.00	50.00	4,725	26,171	16,323	7,771	2,077
INMUEBLES MADARIAGA PROMOCIONES, S.L. (*)	SPAIN	REAL ESTATE	50.00	—	50.00	3,123	8,072	1,745	6,354	-27
JARDINES DEL RUBIN, S.A. (*)	SPAIN	REAL ESTATE	—	50.00	50.00	2,999	36,607	32,504	3,990	113
LA ESMERALDA DESARROLLOS, S.L.	SPAIN	REAL ESTATE	—	45.00	45.00	8,948	—	—	—	—	(2)
LAS PEDRAZAS GOLF, S.L. (*)	SPAIN	REAL ESTATE	—	50.00	50.00	15,817	73,616	41,707	31,979	-70
MOBIPAY INTERNATIONAL, S.A. (*)	SPAIN	SERVICES	—	50.00	50.00	2,403	6,214	341	8,243	-2,370
MONTEALMENARA GOLF, S.L. (*)	SPAIN	REAL ESTATE	—	50.00	50.00	15,893	49,326	33,720	15,663	-57
PARQUE REFORMA SANTA FE, S.A. DE C.V.	MEXICO	REAL ESTATE	—	30.00	30.00	4,652	30,368	11,309	19,736	-678
PART. SERVIRED, SDAD. CIVIL	SPAIN	SERVICES	20.50	0.92	21.42	10,615	53,084	3,713	49,346	25
PROMOTORA METROVACESA, S.L. (*)	SPAIN	REAL ESTATE	—	50.00	50.00	9,067	73,644	56,091	19,007	-1,454	(1)
ROMBO COMPAÑIA FINANCIERA, S.A.	ARGENTINA	SERV.FINANCIER.	—	40.00	40.00	3,285	32,736	24,314	8,481	-59
SERVICIOS ELECTRONICOS GLOBALES, S.A. DE C.V.	MEXICO	SERVICES	—	45.98	45.98	4,680	21,577	10,748	10,433	397
TELEFONICA FACTORING, E.F.C., S.A.	SPAIN	SERV.FINANCIER.	30.00	—	30.00	2,839	95,422	85,761	6,905	2,756
TELEPEAJE ELECTRONICO, S.A. DE C.V. (*)	MEXICO	SERVICES	—	50.00	50.00	10,747	69,686	70,935	2,330	-3,579
TUBOS REUNIDOS, S.A.	SPAIN	INDUSTRIAL	0.01	24.26	24.27	69,284	578,059	333,518	212,419	32,122	(1)
OTHER COMPANIES						27,506
					TOTAL	888,936	2,639,260	1,148,697	1,401,073	89,490

Data relating to the latest financial statements (generally for 2005) approved at the date of preparation of these notes to the consolidated financial statements.

For the companies abroad the exchange rates ruling at the reference date are applied.

(1)	Consolidated data

(2)	Company incorporated in 2006

(*)	Jointly controlled entities accounted for using the equity method

EXHIBIT 8.1 PART IV

NOTIFICATION OF ACQUISITION OF INVESTEES

		% of Ownership
COMPANY	ACTIVITY	Net% Acquired (Sold) in the Year	% at Year-End	Date of Notification to Investee
Acquisitions made until December 31, 2005
FRANQUICIA TEXTURA, S.A. (1)	INDUSTRIAL	100.00	—	March 10, 2005
INICIATIVAS RESIDENCIALES EN INTERNET, S.A.	SERVICES	50.00	100.00	March 10, 2005
MONTEALIAGA,S.A.	REAL ESTATE	40.00	100.00	March 10, 2005
TEXTIL TEXTURA, S.L.	INDUSTRIAL	64.50	64.50	March 10, 2005
TEXTURA GLOBE, S.A. (1)	INDUSTRIAL	100.00	—	March 10, 2005
Acquisitions made until December 31, 2006
BBVA CARTERA DE INVERSIONES SICAV, S.A.	PORTFOLIO	17.40	92.25	January 9, 2007
HESTENAR, S.L.	REAL ESTATE	3.34	43.34	January 18, 2007
INENSUR BRUNETE, S.L.	REAL ESTATE	50.00	100.00	October 20, 2006
TECNICAS REUNIDAS, S.A.	SERVICES	(15.23)	10.16	June 26, 2006
UNO-E BANK, S.A.	BANKING	33.00	100.00	August 10, 2006

(1)	Company absorbed by Textura Textil, S.L. in December 2005

EXHIBIT 8.1 PART V

SUBSIDIARIES FULLY CONSOLIDATED AS OF DECEMBER 31, 2006

WITH MORE THAN 5% OWNED BY NON-GROUP SHAREHOLDERS

		% of voting rights Controlled by the bank
Company	Activity	Direct	Indirect	Other	Total
ADMINISTRADORA DE FONDOS DE PENSIONES PROVIDA (AFP PROVIDA)	PENSIONS	12.70	51.62	—	64.32
AFP PREVISION BBV-ADM.DE FONDOS DE PENSIONES S.A.	PENSIONS	75.00	5.00	—	80.00
ALTITUDE INVESTMENTS LIMITED	FINANCIAL SERV.	51.00	—	—	51.00
ALTURA MARKETS, A.V., S.A.	SECURITIES	50.00	—	—	50.00
BANCO BILBAO VIZCAYA ARGENTARIA CHILE, S.A.	BANKING	60.92	6.92	—	67.84
BANCO PROVINCIAL S.A. - BANCO UNIVERSAL	BANKING	1.85	53.75	—	55.60
BBVA & PARTNERS ALTERNATIVE INVESTMENT A.V., S.A.	SECURITIES	70.00	—	—	70.00
BBVA CARTERA DE INVERSIONES, SICAV, S.A.	PORTFOLIO	92.25	—	—	92.25
BBVA CRECER AFP, S.A.	FINANCIAL SERV.	35.00	35.00	—	70.00
BBVA INMOBILIARIA E INVERSIONES S.A.	REAL ESTATE	—	68.11	—	68.11
DESARROLLO URBANISTICO DE CHAMARTIN, S.A.	REAL ESTATE	—	72.50	—	72.50
EL OASIS DE LAS RAMBLAS, S.L.	REAL ESTATE	—	70.00	—	70.00
ESTACION DE AUTOBUSES CHAMARTIN, S.A.	SERVICES	—	51.00	—	51.00
FINANZIA AUTORENTING, S.A.	SERVICES	—	85.00	—	85.00
FORO LOCAL, S.L.	SERVICES	—	60.13	—	60.13
GESTION DE PREVISION Y PENSIONES, S.A.	PENSIONS	60.00	—	—	60.00
HOLDING CONTINENTAL, S.A.	PORTFOLIO	50.00	—	—	50.00
IBERDROLA SERVICIOS FINANCIEROS, E.F.C, S.A.	FINANCIAL SERV.	—	84.00	—	84.00
INVERSIONES BANPRO INTERNATIONAL INC. N.V.	PORTFOLIO	48.01	—	—	48.01
JARDINES DE SARRIENA, S.L.	REAL ESTATE	—	85.00	—	85.00
MIRADOR DE LA CARRASCOSA, S.L.	REAL ESTATE	—	55.90	—	55.90
PERI 5.1 SOCIEDAD LIMITADA	REAL ESTATE	—	54.99	—	54.99
PREVENTIS, S.A.	INSURANCES	—	75.01	—	75.01
PRO-SALUD, C.A.	SERVICES	—	58.86	—	58.86
PROMOTORA RESIDENCIAL GRAN EUROPA, S.L.	REAL ESTATE	—	58.50	—	58.50
PROVINCIAL DE VALORES CASA DE BOLSA	FINANCIAL SERV.	—	90.00	—	90.00
PROXIMA ALFA INVESTMENTS, SGIIC S.A.	FINANCIAL SERV.	51.00	—	—	51.00
UNIDAD DE AVALUOS MEXICO S.A. DE C.V.	FINANCIAL SERV.	—	90.00	—	90.00
VITAMEDICA S.A. DE C.V.	INSURANCES	—	50.99	—	50.99